New Issue Computational Materials

(Part I of II)

$830,025,000 (Approximate)

Aegis Asset Backed Securities Trust 2005-3

Issuer

Aegis Asset Backed Securities Corporation

Depositor

Aegis REIT Corporation

Seller

June 8, 2005

$830,025,000 (Approximate)

Characteristics of the Notes (a), (b), (c)

Offered Notes	Class Principal Amount	Coupon	Avg Life To Call (years)	Principal Lockout/ Window To Call (months)	Final Scheduled Maturity Date	Initial Credit Support	Expected Ratings(f) (Moody’s/S&P/Fitch / [DBRS])

A1	$301,758,000	(d)(e)	1.00	0 / 22	8/2035	21.95%	Aaa/AAA/AAA/AAA
A2	$320,777,000	(d)(e)	3.00	21 / 61	8/2035	21.95%	Aaa/AAA/AAA/AAA
A3	$40,890,000	(d)(e)	6.83	81 / 1	8/2035	21.95%	Aaa/AAA/AAA/AAA
M1	$34,000,000	(d)(e)	4.89	44 / 38	8/2035	17.95%	Aa1/AA+/AA+/AA (high)
M2	$30,175,000	(d)(e)	4.76	42 / 40	8/2035	14.40%	Aa2/AA/AA/AA
M3	$19,125,000	(d)(e)	4.70	40 / 42	8/2035	12.15%	Aa3/AA-/AA-/AA (low)
M4	$17,425,000	(d)(e)	4.66	39 / 43	8/2035	10.10%	A1/A+/A+/A (high)
M5	$15,725,000	(d)(e)	4.63	38 / 44	8/2035	8.25%	A2/A/A/A
M6	$15,725,000	(d)(e)	4.61	38 / 44	8/2035	6.40%	A3/A-/A-/A (low)
B1	$13,600,000	(d)(e)	4.59	37 / 45	8/2035	4.80%	Baa1/BBB+/BBB+/BBB (high)
B2	$11,475,000	(d)(e)	4.58	37 / 45	8/2035	3.45%	Baa2/BBB/BBB/BBB
B3	$9,350,000	(d)(e)	4.56	36 / 46	8/2035	2.35%	Baa3/BBB-/BBB-/BBB (low)

Notes:

(a)	100% Prepayment Assumption:
	Fixed Rate Mortgage Loans:	4.6% CPR in month 1 of the life of the loan, building to 23% CPR by month 12
23.0% CPR on and after month 12
	Adjustable Rate Mortgage Loans:	5.0% CPR in month 1 of the life of the loan, building to 27% by month 12
27.0% CPR for months 12-23
60.0% CPR for months 24-27
30.0% CPR for months 28+
(b)	Transaction priced to a 10% clean-up call.
(c)	The principal balance of each Class of Notes is subject to a 5% variance.
(d)	The least of (a) One-Month LIBOR plus the related margin and (b) the Available Funds Cap and (c) 15%.
(e)	If the 10% clean-up call is not exercised, the margins for the Class A Notes will double and the margins for the Class M and Class B Notes will increase to 1.5x their initial margins.
(f)	Rating Agency Contacts
	Moody’s	Michael Zoccoli (212) 553-1012
	S&P	Kanika Bansal (212) 438-1292
	Fitch	Roelof Slump (212) 908-0708
	DBRS	Quincy Tang (212) 635-3410

Issuer or Trust:	Aegis Asset Backed Securities Trust 2005-3.

Sponsor and Sub-Servicer:	Aegis Mortgage Corporation. The Sub-Servicer has a subprime mortgage servicer rating of “Average” from Standard & Poor’s (“S&P”).

Seller:	Aegis REIT Corporation.

Depositor:	Aegis Asset Backed Securities Corporation.

Indenture Trustee:	Wachovia Bank, National Association.

Owner Trustee:	Wilmington Trust Company.

Master Servicer, Custodian and
Administrator:	Wells Fargo Bank, N.A.

Servicer:	Ocwen Federal Bank FSB (“Ocwen”). Ocwen has a subprime mortgage servicer rating of “SQ2” from Moody’s Investors Service (“Moody’s”), “RPS2” from Fitch Ratings (“Fitch”), and “Strong” from S&P.

Credit Risk Manager:	The MurrayHill Company (“MurrayHill”). MurrayHill’s primary function will be to monitor and advise the Servicer with respect to default management.

Underwriters:	Lead Manager: Lehman Brothers. Co-Managers: Bear Stearns, Credit Suisse First Boston, UBS.

Swap Counterparty:	[to be determined].

The Notes:

The Aegis Asset Backed Securities Trust Mortgage Backed Notes, Series 2005-3, will consist of 13 classes of notes (the “Notes”): the Class A1, Class A2, Class A3 Notes (together the “Class A Notes”);  the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes (together, the “Class M Notes”); and the Class B1, Class B2 and Class B3 Notes (together, the “Class B Notes”); and the Class N Notes.  The Class A Notes are also referred to herein as the “Senior Notes,” and the Class M and Class B Notes are also referred to herein as the “Subordinate Notes.”  Only the Senior Notes and the Subordinate Notes will be offered hereby (collectively, the “Offered Notes”).

Cut-off Date:	June 1, 2005.

Expected Pricing Date:	Week of June 6, 2005.

Closing Date:	On or about June 28, 2005.

Payment Date:	The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in July 2005.

Delay Days:	0 days.

Day Count:	Interest will accrue on the Offered Notes on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

Record Date:	With respect to any Payment Date, the business day immediately preceding such Payment Date.

Accrual Period:

With respect to any Payment Date, the period beginning on the immediately preceding Payment Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date.

Collection Period:

With respect to any Payment Date, the period beginning on the second day of the calendar month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Form of Registration:	Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:

For federal income tax purposes, the Notes will be characterized as indebtedness of the Trust.   Although the Trust will be a taxable mortgage pool, it will not be subject to federal income taxation as a corporation so long as a real estate investment trust (a “REIT”) owns directly, or indirectly through a qualified REIT subsidiary, a 100% beneficial ownership interest in the equity interests in the Trust.

ERISA Eligibility:

The Offered Notes are expected to be eligible for purchase by employee benefit plans or other retirement arrangements subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Treatment:	The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:

The collateral will consist of conventional first and second lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”). The statistical calculation pool described herein consists of 3,685 loans with an aggregate scheduled principal balance of approximately $438,500,480.85 as of the Cut-off Date.

The Sponsor and the Sub-Servicer may solicit borrowers using general and targeted solicitations (which may be based upon mortgage loan characteristics including, but not limited to, interest rate, payment history or geographic location) and solicitations to borrowers whom they believe may be considering refinancing their mortgage loans.

For collateral statistics please see the “Collateral Summary” herein.

Optional Termination:

The holder of the equity interest in the Trust (or the Servicer, if such holder does not do so) may, at its option, terminate the trust on or after the later of a) any Payment Date following the determination date in which the Aggregate Pool Balance is less than 10% of the Aggregate Pool Balance as of the Cut-off Date and b) the Payment Date in September 2009.

Spread Increase:

If the option to purchase the Mortgage Loans is not exercised on the earliest possible date as described above by the holder of the equity interest in the Trust (or the Servicer, if such holder does not do so), then with respect to the following Payment Date and each succeeding Payment Date thereafter, the margins on the Class A Notes will double and the margins on the Class M and Class B Notes will increase to 1.5x their initial margins.

Servicing Fee:	With respect to any Payment Date, 50 basis points (0.50%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of the related Collection Period.

Credit Risk Management Fee:	With respect to any Payment Date, 1.5 basis points (0.015%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of related Collection Period.

Combined Master Servicer, Custodian, Administrator, Indenture Trustee and
Owner Trustee Fees:

In lieu of fees, the Master Servicer, Custodian and the Administrator will be compensated through reinvestment income on monies held in certain accounts of the Trust. The Master Servicer will pay the Indenture Trustee and Owner Trustee fees out of such reinvestment income.

Interest Rate:

With respect to each class of Offered Notes on any Payment Date, a per annum rate equal to the least of (a) One-Month LIBOR plus the applicable margin for such class, (b) the Available Funds Cap and (c) 15%.

Accrued Note Interest:

With respect to each class of Offered Notes on any Payment Date, the amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount immediately prior to such Payment Date; provided however, that for any class of Subordinate Notes, Accrued Note Interest will be reduced by the amount, if any, specified in clause (a) of the definition of Deferred Interest for such class.

Class Principal Amount:	With respect to any Note, the initial Class Principal Amount as of the Closing Date, less the amount of all principal payments previously paid with respect to such Note.

Deferred Interest:

With respect to each class of Subordinate Notes on any Payment Date, the sum of (a) the aggregate amount of interest accrued during the related Accrual Period on the portion of the Total Principal Deficiency Amount allocated to that class, (b) any amounts described in clause (a) for such class for prior Payment Dates that remain unpaid, and (c) interest accrued for the Accrual Period related to such Payment Date on the amount in clause (b).

Total Principal Deficiency Amount:

With respect to any Payment Date, the excess of the aggregate Class Principal Amount of the Offered Notes after giving effect to payments on such Payment Date over the Aggregate Pool Balance as of the last day of the related Collection Period. The Total Principal Deficiency Amount will be allocated to the Class B Notes and the Class M Notes in reverse order of seniority.  No allocation of any part of the Total Principal Deficiency Amount will be made to the Class A Notes.

Basis Risk Carry Forward Amount:

With respect to each class of Offered Notes on any Payment Date, the sum of (I) the excess, if any, of (a) interest accrued at the lesser of (i) One-Month LIBOR plus the related margin and (ii) 15.00% over (b) interest accrued at the Available Funds Cap for such Payment Date, and (II) any amount described in clause (I) above for such class remaining unpaid from prior Payment Dates and (III) interest on the amount in clause (II) above at such class’s applicable Interest Rate (without regard to the Available Funds Cap, but subject to a cap of 15%).

Available Funds Cap:

With respect to any Payment Date, a per annum rate equal to (i) (a) 360 divided by (b) the actual number of days in the Accrual Period, multiplied by (ii) (a) (1) the Interest Remittance Amount for such Payment Date minus (2) any amounts paid by the Trust pursuant to the Swap Agreement on such Payment Date, divided by (b) the excess of (1) the aggregate Class Principal Amount of the Offered Notes as of the first day of the related Accrual Period over (2) the Total Principal Deficiency Amount as of the prior Payment Date.

Interest Remittance Amount:

With respect to any Payment Date, equals (a) the sum of (1) all interest collected or advanced (excluding prepayment penalties) on the Mortgage Loans during the related Collection Period, (2) all compensating interest paid by the Servicer or the Master Servicer with respect to the preceding calendar month, (3) any amounts received by the Trust pursuant to the Swap Agreement for such Payment Date, (4) all net liquidation proceeds, insurance proceeds and any other recoveries collected with respect to the Mortgage Loans during the related calendar month, to the extent allocable to interest and (5) any other amounts required to be deposited by the Servicer or the Master Servicer pursuant to the transfer and servicing agreement in respect of interest minus (b)  the sum of (x) the Servicing Fee with respect to such Payment Date, (y) previously unreimbursed delinquency advances, to the extent allocable to interest, and previously unreimbursed servicing advances and (z) the combined fees and expenses of the Master Servicer, the Administrator, the Custodian, the Indenture Trustee and the Owner Trustee, to the extent provided in the transfer and servicing agreement.

Aggregate Pool Balance:	As of any date of determination will be equal to the aggregate of the scheduled principal balances of the Mortgage Loans as of such date.

Swap Agreement: On the Closing Date, the Issuer will enter into a Swap Agreement with an initial notional amount of approximately $825.8 million.  Under the Swap Agreement, on each Payment Date, the Issuer will be obligated to pay the Swap Counterparty an amount equal to [3.8558]% (per annum) on the swap notional amount based upon a 30/360 day count convention and the Issuer will be entitled to receive from the Swap Counterparty an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the swap notional amount accrued during the related swap accrual period, until the swap is retired.  Only the net amount of the two obligations above will be paid by the appropriate party.  To the extent that the Issuer is obliged to make a payment to the Swap Counterparty on a Payment Date, amounts otherwise available to Noteholders will be applied to make such payment.  Shown below is the swap notional amount schedule.

Period	Notional Balance ($)	Period	Notional Balance ($)
1	825,775,000.00	27	205,315,798.17
2	793,250,136.35	28	192,014,200.20
3	761,816,429.41	29	178,883,147.78
4	731,417,782.06	30	165,847,993.83
5	702,002,201.95	31	154,305,184.11
6	673,521,737.38	32	144,603,230.59
7	645,932,402.27	33	136,391,465.88
8	619,194,088.88	34	128,578,076.40
9	593,270,466.89	35	120,305,833.76
10	568,128,867.82	36	111,468,944.72
11	543,740,153.80	37	103,337,382.13
12	520,085,144.61	38	95,724,492.30
13	497,416,189.47	39	88,527,449.55
14	475,693,182.26	40	81,716,886.19
15	454,876,570.15	41	75,623,028.98
16	434,928,457.34	42	70,226,423.51
17	415,812,535.45	43	65,456,918.24
18	397,494,016.95	44	61,035,371.28
19	379,939,571.33	45	56,876,228.94
20	363,117,263.97	46	52,955,186.78
21	346,996,497.57	47	49,209,757.25
22	331,547,956.05	48	45,626,626.76
23	316,743,550.82	49	42,195,613.10
24	275,456,689.98	50	38,804,610.29
25	244,448,839.00	51	35,447,865.91
26	221,670,254.67	52	0

Credit Enhancement:	For each class of Offered Notes, credit enhancement will consist of the following: Excess Interest

(1)

Overcollateralization(initially, approximately 2.35%)

(2)

Subordination

a.

Class A Notes from Class B3, B2, B1, M6, M5, M4, M3, M2 and M1 Notes;

b.

Class M1 Notes from Class B3, B2, B1, M6, M5, M4, M3 and M2 Notes;

c.

Class M2 Notes from Class B3, B2, B1, M6, M5,M4 and M3 Notes;

d.

Class M3 Notes from Class B3, B2, B1, M6, M5 and M4 Notes;

e.

Class M4 Notes from Class B3, B2, B1, M6 and M5 Notes;

f.

Class M5 Notes from Class B3, B2, B1 and M6 Notes;

g.

Class M6 Notes from Class B3, B2 and B1 Notes;

h.

Class B1 Notes from Class B3 and B2 Notes; and

i.

Class B2 Notes from the Class B3 Notes.

Excess Interest:	With respect to any Payment Date, the excess of (i) the Interest Remittance Amount over (ii) the sum of items (1) through (5) under “Interest Priority of Payments” herein.

Overcollateralization Target:

With respect to any Payment Date (x) prior to the Stepdown Date, 2.35% of the Aggregate Pool Balance as of the Cut-off Date, (y) on or after the Stepdown Date, and provided that a Trigger Event is not in effect, 4.70% of the Aggregate Pool Balance as of such Payment Date, subject to a floor of 0.50% of the Aggregate Pool Balance as of the Cut-off Date, and (z) on or after the Stepdown Date and provided that a Trigger Event is in effect, the Overcollateralization Target will be the same as the Overcollateralization Target on the preceding Payment Date (i.e. no stepdown will occur).

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Payment Date will be equal to the amount, if any, by which (x) the Aggregate Pool Balance for such Payment Date exceeds (y) (i) the aggregate Class Principal Amount of the Offered Notes over (ii) the Total Principal Deficiency Amount, in each case after giving effect to payments on such Payment Date.

Senior Enhancement Percentage:

With respect to any Payment Date, a fraction, expressed as a percentage, the numerator of which is the excess, if any, of (i) the sum of the aggregate Class Principal Amount of the Subordinate Notes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) over (ii) the Total Principal Deficiency Amount, in each case after giving effect to payments on such Payment Date and the denominator of which is the Aggregate Pool Balance as of the end of the related Collection Period.

Trigger Event:

A Trigger Event will have occurred with respect to any Payment Date if the three-month rolling average of the 60+ day delinquency percentage for the three prior Collection Periods equals or exceeds [41.10]% of the Senior Enhancement Percentage or if the cumulative realized losses incurred from the Cut-off Date through the last day of the related Collection Period  exceeds the following percentage of the Aggregate Pool Balance as of the Cut-off Date.

Payment Date		Percentage
25 -36		[2.00]%
37 – 48		[4.00]%
49 – 60		[6.25]%
61 – 72		[8.00]%
73 +		[8.75]%

Stepdown Date:

The earlier to occur of

(i)

the Payment Date on which the Class Principal Amount of the Class A Notes has been reduced to zero; and,

(ii)

later to occur of

(a)

the Payment Date in July 2008, and

(b)

the first Payment Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments on the Mortgage Loans during the related Collection Period but before giving effect to payments on the Notes on such Payment Date) is greater than or equal to  43.90%.

Interest Priority of Payments:	On each Payment Date, the Interest Remittance Amount will be paid in the following order of priority, in each case, to the extent of funds remaining:

(1)

To the Swap Counterparty, any net swap payment or any swap termination payment (not triggered by a Swap Counterparty Trigger Event) owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay Accrued Note Interest to the Class A Notes;

(3)

To pay Accrued Note Interest to the Class M1, M2, M3, M4, M5, M6, B1, B2 and B3 Notes, sequentially;

(4)

To pay the Credit Risk Management Fee;

(5)

To pay to the Indenture Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the transfer and servicing agreement;

(6)

To pay the holders of the Offered Notes in respect of principal (in the order of priority as described herein under “Principal Priority of Payments”), to maintain the Overcollateralization Target;

(7)

To pay, sequentially, to the Class A (pro rata), M1, M2, M3, M4, M5, M6, B1, B2 and B3 Notes, any Basis Risk Carry Forward Amount;

(8)

To pay, sequentially, to the M1, M2, M3, M4, M5, M6, B1, B2 and B3 Notes, any Deferred Interest;

(9)

To pay accrued interest and principal on the Class N Notes;

(10)

To the Swap Counterparty, any swap termination payment (triggered by a Swap Counterparty Trigger Event); and

(11)

To pay any remaining amounts to the holders of the equity of the Trust.

Swap Counterparty Trigger Event:

The occurrence of any of the following events: (1) a default by the Swap Counterparty under the Swap Agreement, (ii) a termination event under the Swap Agreement with respect to which the Swap Counterparty is the sole affected party or (iii) a termination of the Swap Agreement due to a downgrade event with respect to the Swap Counterparty.

Principal Priority of Payments:

On each Payment Date, the principal received or advanced will be used to pay any net swap payments or swap termination payment (not triggered by a Swap Counterparty Trigger Event) due to the Swap Counterparty and remaining unpaid (after application of the Interest Remittance Amount for this purpose on such Payment Date) and then in the following order of priority, in each case, to the extent of funds remaining:

Prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Notes (as described in the Class A Principal Priority of Payments) will receive principal collected on the related Mortgage Loans, plus any Excess Interest required to maintain the Overcollateralization Target, until the Class Principal Amount of the Class A Notes has been reduced to zero.  Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the Subordinate Notes sequentially, provided, however that the Subordinate Notes will not receive any principal payments until the Stepdown Date.

On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Notes (as described in the Class A Principal Priority of Payments) will be an amount such that the Class A Notes will maintain a 43.90% Credit Enhancement Percentage (based on 2x the Class A Initial Target Credit Enhancement Percentage).

On or after the Stepdown Date, if no Trigger Event is in effect, principal will be paid on Subordinate Notes in the following order:

(1)

To the Class M1 Notes until it reaches a 35.90% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

(2)

To the Class M2 Notes until it reaches a 28.80% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

(3)

To the Class M3 Notes until it reaches a 24.30% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

(4)

To the Class M4 Notes until it reaches a 20.20% Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

(5)

To the Class M5 Notes until it reaches a  16.50% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

(6)

To the Class M6 Notes until it reaches a  12.80% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

(7)

To the Class B1 Notes, until it reaches a 9.60% Target Credit Enhancement Percentage (based on 2x the Class B1 Initial Target Credit Enhancement Percentage);

(8)

To the Class B2 Notes, until it reaches a 6.90% Target Credit Enhancement Percentage (based on 2x the Class B2 Initial Target Credit Enhancement Percentage) and

(9)

To the Class B3 Notes, until it reaches a 4.70% Target Credit Enhancement Percentage (based on 2x the Class B3 Initial Target Credit Enhancement Percentage).

Any principal received or advanced remaining will be distributed along side the remaining Interest Remittance Amount as described in clauses (7) through and including (11) in the section “Interest Priority of Payments.”

Class A Principal Priority of
Payments:	Principal will be allocated sequentially to the Class A1, Class A2 and Class A3 Notes, in that order.

Initial Target Credit Enhancement Percentage (% of Initial Collateral
Balance):	A M1 M2 M3 M4 M5 M6 B1 B2 B3	21.95% 17.95% 14.40% 12.15% 10.10% 8.25% 6.40% 4.80% 3.45% 2.35%

Target Credit Enhancement Percentage On or After Stepdown Date (% of Current Collateral Balance):	A M1 M2 M3 M4 M5 M6 B1 B2 B3	43.90% 35.90% 28.80% 24.30% 20.20% 16.50% 12.80% 9.60% 6.90% 4.70%

Available Funds Cap Schedule (1)

PERIOD	RATE (%)	PERIOD	RATE (%)
1	24.71	49	16.40
2	23.19	50	15.82
3	22.70	51	15.63
4	22.38	52	13.08
5	21.83	53	12.65
6	21.59	54	13.10
7	21.10	55	12.67
8	20.78	56	12.67
9	20.98	57	14.02
10	20.23	58	12.66
11	20.15	59	13.07
12	19.79	60	12.66
13	19.74	61	13.07
14	19.38	62	12.65
15	19.18	63	12.64
16	19.14	64	13.06
17	18.78	65	12.63
18	18.76	66	13.05
19	18.40	67	12.62
20	18.22	68	12.62
21	18.60	69	13.96
22	17.85	70	12.61
23	17.85	71	13.02
24	19.47	72	12.60
25	19.32	73	13.01
26	18.84	74	12.59
27	18.82	75	12.58
28	18.80	76	12.99
29	18.21	77	12.57
30	18.99	78	12.99
31	18.38	79	12.56
32	18.15	80	12.57
33	18.63	81	13.45
34	17.80	82	12.59
35	17.90
36	18.22
37	18.32
38	17.34
39	17.07
40	17.16
41	16.57
42	17.56
43	16.99
44	16.81
45	17.88
46	16.46
47	16.68
48	16.18

(1)  Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00% and prepayments at 100%  Prepayment Assumption.

Prepayment Sensitivity Tables

Class A1 (to call / to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	13.17	1.58	1.22	1.00	0.85	0.75
Modified Duration (years)	10.21	1.51	1.17	0.97	0.82	0.73
First Principal Payment	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005	7/25/2005
Last Principal Payment	7/25/2025	4/25/2008	7/25/2007	4/25/2007	12/25/2006	9/25/2006
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	241	34	25	22	18	15
Illustrative Yield (30/360) at Par (%)	3.34	3.34	3.34	3.34	3.34	3.34

Class A2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.66	6.41	4.24	3.00	2.06	1.80
Modified Duration (years)	16.30	5.53	3.82	2.78	1.96	1.71
First Principal Payment	7/25/2025	4/25/2008	7/25/2007	4/25/2007	12/25/2006	9/25/2006
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	5/25/2008	8/25/2007
Principal Lockout (months)	240	33	24	21	17	14
Principal Window (months)	108	133	88	61	18	12
Illustrative Yield (30/360) at Par (%)	3.47	3.47	3.47	3.47	3.47	3.47

Class A2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.66	6.41	4.24	3.00	2.06	1.80
Modified Duration (years)	16.30	5.54	3.82	2.78	1.96	1.71
First Principal Payment	7/25/2025	4/25/2008	7/25/2007	4/25/2007	12/25/2006	9/25/2006
Last Principal Payment	7/25/2034	1/25/2020	4/25/2015	8/25/2012	5/25/2008	8/25/2007
Principal Lockout (months)	240	33	24	21	17	14
Principal Window (months)	109	142	94	65	18	12
Illustrative Yield (30/360) at Par (%)	3.47	3.48	3.47	3.47	3.47	3.47

Class A3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	28.99	13.83	9.33	6.83	4.43	2.25
Modified Duration (years)	17.73	10.72	7.80	5.96	4.01	2.13
First Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	5/25/2008	8/25/2007
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	11/25/2007
Principal Lockout (months)	347	165	111	81	34	25
Principal Window (months)	1	1	1	1	28	4
Illustrative Yield (30/360) at Par (%)	3.62	3.62	3.62	3.62	3.62	3.62

Class A3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.52	18.98	13.28	9.79	6.55	2.25
Modified Duration (years)	17.91	13.44	10.30	8.06	5.62	2.13
First Principal Payment	7/25/2034	1/25/2020	4/25/2015	8/25/2012	5/25/2008	8/25/2007
Last Principal Payment	5/25/2035	12/25/2031	8/25/2025	9/25/2020	5/25/2017	11/25/2007
Principal Lockout (months)	348	174	117	85	34	25
Principal Window (months)	11	144	125	98	109	4
Illustrative Yield (30/360) at Par (%)	3.62	3.70	3.71	3.72	3.73	3.62

Class M1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.89	5.12	4.07
Modified Duration (years)	16.83	7.50	5.29	4.38	4.59	3.71
First Principal Payment	10/25/2028	11/25/2009	8/25/2008	3/25/2009	4/25/2010	11/25/2007
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	37	44	57	28
Principal Window (months)	69	114	75	38	5	23
Illustrative Yield (30/360) at Par (%)	3.68	3.68	3.68	3.68	3.68	3.68

Class M1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.99	9.99	6.73	5.37	5.80	6.07
Modified Duration (years)	16.86	7.96	5.71	4.73	5.13	5.31
First Principal Payment	10/25/2028	11/25/2009	8/25/2008	3/25/2009	4/25/2010	11/25/2007
Last Principal Payment	4/25/2035	5/25/2029	10/25/2022	6/25/2018	6/25/2015	11/25/2014
Principal Lockout (months)	279	52	37	44	57	28
Principal Window (months)	79	235	171	112	63	85
Illustrative Yield (30/360) at Par (%)	3.68	3.69	3.70	3.70	3.70	3.76

Class M2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.76	4.63	4.15
Modified Duration (years	16.75	7.48	5.28	4.27	4.18	3.78
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	1/25/2009	8/25/2009	4/25/2009
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	42	49	45
Principal Window (months)	69	114	76	40	13	6
Illustrative Yield (30/360) at Par (%)	3.72	3.72	3.72	3.72	3.72	3.72

Class M2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.98	9.97	6.70	5.23	5.00	4.51
Modified Duration (years)	16.78	7.93	5.68	4.61	4.47	4.08
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	1/25/2009	8/25/2009	4/25/2009
Last Principal Payment	4/25/2035	8/25/2028	2/25/2022	11/25/2017	1/25/2015	12/25/2012
Principal Lockout (months)	279	52	36	42	49	45
Principal Window (months)	79	226	164	107	66	45
Illustrative Yield (30/360) at Par (%)	3.72	3.74	3.74	3.74	3.74	3.75

Class M3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.70	4.31	3.74
Modified Duration (years)	16.71	7.48	5.28	4.21	3.91	3.43
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	11/25/2008	5/25/2009	11/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	40	46	40
Principal Window (months)	69	114	76	42	16	11
Illustrative Yield (30/360) at Par (%)	3.74	3.74	3.74	3.74	3.74	3.74

Class M3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.98	9.94	6.68	5.14	4.66	3.96
Modified Duration (years)	16.74	7.91	5.67	4.53	4.19	3.61
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	11/25/2008	5/25/2009	11/25/2008
Last Principal Payment	3/25/2035	10/25/2027	4/25/2021	3/25/2017	7/25/2014	7/25/2012
Principal Lockout (months)	279	52	36	40	46	40
Principal Window (months)	78	216	154	101	63	45
Illustrative Yield (30/360) at Par (%)	3.74	3.76	3.76	3.76	3.76	3.76

Class M4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.66	4.15	3.50
Modified Duration (years)	16.44	7.42	5.25	4.16	3.76	3.21
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	10/25/2008	2/25/2009	8/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	39	43	37
Principal Window (months)	69	114	76	43	19	14
Illustrative Yield (30/360) at Par (%)	3.89	3.89	3.89	3.89	3.89	3.89

Class M4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.98	9.91	6.65	5.09	4.48	3.71
Modified Duration (years)	16.47	7.83	5.62	4.47	4.02	3.38
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	10/25/2008	2/25/2009	8/25/2008
Last Principal Payment	3/25/2035	1/25/2027	9/25/2020	9/25/2016	2/25/2014	3/25/2012
Principal Lockout (months)	279	52	36	39	43	37
Principal Window (months)	78	207	147	96	61	44
Illustrative Yield (30/360) at Par (%)	3.89	3.90	3.91	3.91	3.91	3.91

Class M5 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.63	4.04	3.34
Modified Duration (years)	16.38	7.41	5.24	4.14	3.66	3.07
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	9/25/2008	12/25/2008	6/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	38	41	35
Principal Window (months)	69	114	76	44	21	16
Illustrative Yield (30/360) at Par (%)	3.92	3.92	3.92	3.92	3.92	3.92

Class M5 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.98	9.86	6.62	5.03	4.35	3.53
Modified Duration (years)	16.41	7.80	5.59	4.42	3.91	3.23
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	9/25/2008	12/25/2008	6/25/2008
Last Principal Payment	3/25/2035	3/25/2026	1/25/2020	3/25/2016	9/25/2013	11/25/2011
Principal Lockout (months)	279	52	36	38	41	35
Principal Window (months)	78	197	139	91	58	42
Illustrative Yield (30/360) at Par (%)	3.92	3.93	3.94	3.94	3.94	3.94

Class M6 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.61	3.95	3.22
Modified Duration (years)	16.25	7.38	5.23	4.11	3.58	2.97
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	9/25/2008	11/25/2008	4/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	38	40	33
Principal Window (months)	69	114	76	44	22	18
Illustrative Yield (30/360) at Par (%)	3.99	3.99	3.99	3.99	3.99	3.99

Class M6 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.98	9.80	6.56	4.97	4.23	3.39
Modified Duration (years)	16.27	7.74	5.54	4.37	3.80	3.10
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	9/25/2008	11/25/2008	4/25/2008
Last Principal Payment	2/25/2035	4/25/2025	4/25/2019	8/25/2015	4/25/2013	6/25/2011
Principal Lockout (months)	279	52	36	38	40	33
Principal Window (months)	77	186	130	84	54	39
Illustrative Yield (30/360) at Par (%)	3.99	4.01	4.01	4.01	4.01	4.01

Class B1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.59	3.88	3.14
Modified Duration (years)	15.39	7.21	5.14	4.03	3.49	2.86
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	8/25/2008	9/25/2008	3/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	37	38	32
Principal Window (months)	69	114	76	45	24	19
Illustrative Yield (30/360) at Par (%)	4.48	4.48	4.48	4.48	4.48	4.48

Class B1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.97	9.69	6.48	4.89	4.12	3.26
Modified Duration (years)	15.41	7.49	5.39	4.24	3.66	2.97
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	8/25/2008	9/25/2008	3/25/2008
Last Principal Payment	1/25/2035	2/25/2024	4/25/2018	11/25/2014	9/25/2012	1/25/2011
Principal Lockout (months)	279	52	36	37	38	32
Principal Window (months)	76	172	118	76	49	35
Illustrative Yield (30/360) at Par (%)	4.48	4.50	4.50	4.51	4.51	4.51

Class B2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.90	9.13	6.08	4.58	3.83	3.07
Modified Duration (years)	15.21	7.17	5.12	4.02	3.43	2.80
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	8/25/2008	9/25/2008	2/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	37	38	31
Principal Window (months)	69	114	76	45	24	20
Illustrative Yield (30/360) at Par (%)	4.58	4.58	4.58	4.58	4.58	4.58

Class B2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.95	9.53	6.36	4.79	3.99	3.14
Modified Duration (years)	15.23	7.37	5.30	4.16	3.56	2.86
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	8/25/2008	9/25/2008	2/25/2008
Last Principal Payment	11/25/2034	8/25/2022	3/25/2017	1/25/2014	1/25/2012	6/25/2010
Principal Lockout (months)	279	52	36	37	38	31
Principal Window (months)	74	154	105	66	41	29
Illustrative Yield (30/360) at Par (%)	4.58	4.60	4.60	4.60	4.60	4.60

Class B3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.89	9.12	6.07	4.56	3.79	2.99
Modified Duration (years)	14.30	6.97	5.01	3.93	3.35	2.71
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	7/25/2008	8/25/2008	1/25/2008
Last Principal Payment	6/25/2034	4/25/2019	10/25/2014	4/25/2012	8/25/2010	9/25/2009
Principal Lockout (months)	279	52	36	36	37	30
Principal Window (months)	69	114	76	46	25	21
Illustrative Yield (30/360) at Par (%)	5.15	5.15	5.15	5.15	5.15	5.15

Class B3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.91	9.25	6.16	4.62	3.83	3.00
Modified Duration (years)	14.31	7.03	5.07	3.97	3.39	2.71
First Principal Payment	10/25/2028	11/25/2009	7/25/2008	7/25/2008	8/25/2008	1/25/2008
Last Principal Payment	9/25/2034	12/25/2020	12/25/2015	2/25/2013	4/25/2011	11/25/2009
Principal Lockout (months)	279	52	36	36	37	30
Principal Window (months)	72	134	90	56	33	23
Illustrative Yield (30/360) at Par (%)	5.15	5.16	5.16	5.16	5.16	5.16

Excess Spread

(Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

Period	1-month Forward LIBOR (%)	6-month Forward LIBOR (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)	Period	1-month Forward LIBOR (%)	6-month Forward LIBOR (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)
1	3.184000	3.540000	3.9490	3.9489	49	4.285896	4.332804	5.9306	5.7182
2	3.347119	3.636352	3.5528	3.5460	50	4.288684	4.336757	5.8430	5.5873
3	3.550649	3.703151	3.5692	3.5430	51	4.291826	4.341233	5.8476	5.5757
4	3.540174	3.743461	3.6035	3.5688	52	4.295384	4.346295	6.0622	5.6198
5	3.678070	3.793422	3.5975	3.5352	53	4.299423	4.352008	5.9450	5.4620
6	3.785116	3.827830	3.6343	3.5472	54	4.304006	4.358438	6.0585	5.6294
7	3.753562	3.834136	3.6206	3.5224	55	4.309197	4.365649	5.9412	5.4701
8	3.741858	3.850450	3.6302	3.5227	56	4.315060	4.373662	5.9393	5.4614
9	3.788816	3.879508	3.7320	3.6168	57	4.321658	4.382310	6.2838	5.9083
10	3.835296	3.911466	3.6460	3.4980	58	4.329055	4.391369	5.9353	5.4418
11	3.881297	3.946184	3.6868	3.5235	59	4.337316	4.400593	6.0488	5.5834
12	3.822358	3.983219	3.6573	3.4940	60	4.346502	4.409720	5.9369	5.4667
13	3.849906	4.039519	3.6998	3.5266	61	4.356415	4.418472	6.0505	5.6072
14	3.913448	4.099295	3.6669	3.4617	62	4.366024	4.426595	5.9328	5.4413
15	3.977506	4.154992	3.6714	3.4384	63	4.375034	4.434006	5.9308	5.4293
16	4.040265	4.204761	3.7178	3.4644	64	4.383405	4.440662	6.0444	5.5722
17	4.099908	4.246749	3.6798	3.3887	65	4.391095	4.446524	5.9265	5.4071
18	4.154621	4.279104	3.7287	3.4190	66	4.398065	4.451549	6.0401	5.5849
19	4.202586	4.299974	3.6874	3.3397	67	4.404275	4.455696	5.9220	5.4207
20	4.241987	4.308010	3.6910	3.3176	68	4.409683	4.458979	5.9197	5.4119
21	4.271010	4.304033	3.8419	3.4842	69	4.414250	4.461626	6.2652	5.8704
22	4.287837	4.289809	3.6974	3.2828	70	4.417935	4.463938	5.9150	5.3969
23	4.290653	4.267587	3.7557	3.3415	71	4.420698	4.466232	6.0286	5.5464
24	4.277644	4.240098	5.6134	5.6692	72	4.422499	4.468843	5.9101	5.3987
25	4.249953	4.210552	5.6824	5.7342	73	4.423610	4.472123	6.0237	5.5499
26	4.218545	4.182141	5.6239	5.6563	74	4.425278	4.476388	5.9050	5.3886
27	4.187165	4.156365	5.6179	5.6587	75	4.427870	4.481755	5.9024	5.3823
28	4.156837	4.134266	5.6902	5.7418	76	4.431449	4.488286	6.0161	5.5313
29	4.128586	4.116883	5.6360	5.6669	77	4.436078	4.496046	5.8970	5.3665
30	4.103435	4.105258	5.7141	5.6934	78	4.441819	4.505098	6.0107	5.5416
31	4.082407	4.100430	5.6547	5.6124	79	4.448734	4.515508	5.8914	5.3740
32	4.066526	4.103112	5.6611	5.6142	80	4.456887	4.527277	5.8948	5.3688
33	4.056816	4.112637	5.8117	5.7922	81	4.466340	4.540166	6.1316	5.6790
34	4.054301	4.127816	5.6700	5.6100	82	4.477155	4.553857	5.9038	5.3591
35	4.060004	4.147246	5.7517	5.6931
36	4.074951	4.169312	5.7549	5.7240
37	4.098231	4.192187	5.8412	5.8003
38	4.122718	4.214158	5.7106	5.6019
39	4.146354	4.234678	5.7405	5.6000
40	4.168909	4.253515	5.8428	5.6927
41	4.190153	4.270433	5.7710	5.5690
42	4.209855	4.285199	5.8707	5.7597
43	4.227786	4.297578	5.7914	5.6313
44	4.243716	4.307436	5.7993	5.6154
45	4.257414	4.315065	6.0795	5.9517
46	4.268652	4.320904	5.8145	5.5883
47	4.277198	4.325439	5.9143	5.6968
48	4.282823	4.329210	5.8287	5.6028

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown.  Other assumptions incorporated include the following:  (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cumulative Loss	CDR Break	Cumulative Loss
Class M1	32.1%	23.07%	31.9%	22.99%
Class M2	25.9%	20.26%	25.6%	20.11%
Class M3	22.4%	18.44%	22.0%	18.23%
Class M4	19.5%	16.79%	19.1%	16.55%
Class M5	17.0%	15.24%	16.6%	14.99%
Class M6	14.8%	13.77%	14.4%	13.49%
Class B1	12.9%	12.41%	12.5%	12.11%
Class B2	11.4%	11.26%	11.0%	10.96%
Class B3	10.3%	10.39%	9.9%	10.07%

(1) Calculations are run to maturity at static 1-month LIBOR (3.17%) and 6-month LIBOR  (3.54%).

(2) Calculations are run to maturity at 1 month and 6 month forward LIBOR.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Diane Rinnovatore Matt Lewis Scott Stimpfel	(212) 526-5460 (212) 526-7447 (212) 526-5689
	Dennis Tsyba	(212) 526-1102

New Issue Computational Materials

(Part II of II)

$830,025,000 (Approximate)

Aegis Asset Backed Securities Trust 2005-3

Issuer

Aegis Asset Backed Securities Corporation

Depositor

Aegis REIT Corporation

Seller

June 8, 2005

Collateral Characteristics

Collateral characteristics are listed below as of the Cut-off Date

Aggregate Summary

Total Number of Loans	3,685	Geographic Distribution
Total Outstanding Loan Balance	$438,500,480.85	(Other states account individually for less
Average Outstanding Loan Balance	$118,996.06	than 5.00% of the Cut-off Date
Fixed Rate Loans	13.51%	aggregate principal balance)
Adjustable-Rate Loans	86.49%	CA	9.86%
Prepayment Penalty Coverage	63.32%	FL	8.81%
WA Coupon	8.112%	MA	6.50%
WA Margin*	6.680%	TX	5.69%
WA Initial Periodic Cap*	2.952%	IL	5.44%
WA Periodic Cap*	1.006%	NV	5.41%
WA Maximum Rate*	13.925%	OH	5.13%
WA Minimum Rate*	7.896%
WA Original Term (mo.)	356	Largest Zip Code Concentration
WA Remaining Term (mo.)	355	Zip Code
WA Original LTV	79.91%	(City)02301 (Brockton, MA)	0.36%
WA FICO	611
WA DTI	41.14%	Occupancy Status
First Lien Position	93.16%	Primary Home	95.41%
Second Lien Position	6.84%	Investment	3.59%
% of Silent Seconds	27.69%	Second Home	1.00%

Product Type		Loan Purpose
2/28 ARM	64.92%	Cash Out Refinance	59.38%
2/28 Interest Only ARM	18.04%	Purchase	39.16%
3/27 ARM	2.16%	Rate/Term Refinance	1.46%
3/27 Interest Only ARM	1.07%
5/25 ARM	0.29%
Balloon	0.23%
Balloon Interest Only	0.09%
Fixed	12.95%
Fixed Interest Only	0.24%

Prepayment Penalty (years)
No Penalty	36.68%
1.0	6.94%
2.0	49.12%
2.5	0.18%
3.0 and greater	7.09%

*  Adjustable-Rate Loans Only

Aggregate Scheduled Principal Balances

RANGE OF PRINCIPAL BALANCES ($)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.01 - 50,000.00	910	$28,548,780.91	6.51%	617	93.15%	10.385%
50,000.01 - 100,000.00	1,058	78,087,292.21	17.81	601	81.15	8.660
100,000.01 - 150,000.00	713	87,574,595.56	19.97	606	78.84	8.076
150,000.01 - 200,000.00	405	70,572,451.37	16.09	616	77.43	7.827
200,000.01 - 250,000.00	263	58,283,390.46	13.29	619	78.32	7.628
250,000.01 - 300,000.00	147	40,239,913.58	9.18	607	78.67	7.692
300,000.01 - 350,000.00	84	27,074,436.55	6.17	626	79.43	7.452
350,000.01 - 400,000.00	41	15,329,696.96	3.50	624	80.78	7.471
400,000.01 - 450,000.00	25	10,650,406.88	2.43	611	80.95	7.475
450,000.01 - 500,000.00	18	8,587,085.00	1.96	624	75.83	7.443
500,000.01 - 550,000.00	7	3,795,832.33	0.87	576	76.43	8.758
550,000.01 - 600,000.00	4	2,316,866.61	0.53	595	83.77	7.775
600,000.01 - 650,000.00	2	1,217,577.03	0.28	539	62.70	7.345
650,000.01 >=	8	6,222,155.40	1.42	594	77.37	8.151
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Minimum:	$12,176.82
Maximum:	$998,450.55
Weighted Average:	$118,996.06

Aggregate Mortgage Rates

RANGE OF MORTGAGE RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
<= 5.500	5	$785,924.77	0.18%	653	75.48%	5.401%
5.501 - 6.000	53	10,150,978.35	2.31	663	76.19	5.838
6.001 - 6.500	182	37,639,253.90	8.58	656	76.26	6.281
6.501 - 7.000	354	63,379,380.12	14.45	632	77.08	6.799
7.001 - 7.500	390	63,411,006.05	14.46	633	77.14	7.285
7.501 - 8.000	511	73,624,642.53	16.79	613	78.46	7.787
8.001 - 8.500	311	41,305,201.11	9.42	598	80.23	8.278
8.501 - 9.000	299	37,126,545.62	8.47	577	79.36	8.768
9.001 - 9.500	211	24,031,394.55	5.48	572	82.17	9.250
9.501 - 10.000	334	30,849,063.83	7.04	573	82.74	9.807
10.001 - 10.500	440	29,124,939.58	6.64	584	87.64	10.313
10.501 - 11.000	439	21,221,166.89	4.84	581	89.11	10.740
11.001 - 11.500	34	1,522,762.10	0.35	632	92.57	11.326
11.501 - 12.000	32	1,190,308.77	0.27	605	87.32	11.847
12.001 - 12.500	88	3,047,080.68	0.69	633	98.18	12.481
12.501 - 13.000	2	90,832.00	0.02	530	75.37	12.589
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Minimum	5.200%
Maximum:	12.740%
Weighted Average::	8.112%

Aggregate Original Terms*

RANGE OF ORIGINAL TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	88	$5,470,457.06	1.25%	652	79.69%	9.085%
181 - 240	198	7,330,233.76	1.67	640	95.24	10.902
241 - 300	3	515,417.79	0.12	606	69.46	6.997
301 - 360	3,396	425,184,372.24	96.96	610	79.66	8.053
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%
* All of the above terms include the interest only period
Minimum:	120
Maximum:	360
Weighted Average:	356

Aggregate Remaining Terms*

RANGE OF REMAINING TERMS (MONTHS)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1 - 180	88	$5,470,457.06	1.25%	652	79.69%	9.085%
181 - 240	198	7,330,233.76	1.67	640	95.24	10.902
241 - 300	3	515,417.79	0.12	606	69.46	6.997
301 - 360	3,396	425,184,372.24	96.96	610	79.66	8.053
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%
* All of the above terms include the interest only period
Minimum:
Maximum:
Weighted Average:

Aggregate Original Loan-to-Value Ratio*

RANGE OF LOAN-TO-VALUE RATIOS (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
10.01 - 20.00	6	$259,879.19	0.06%	628	15.58%	8.864%
20.01 - 30.00	14	1,114,087.03	0.25	603	25.74	8.603
30.01 - 40.00	24	1,869,696.29	0.43	600	37.03	8.264
40.01 - 50.00	52	6,573,054.31	1.50	620	46.09	7.718
50.01 - 60.00	121	17,623,419.09	4.02	599	55.42	7.777
60.01 - 70.00	272	45,129,078.83	10.29	576	66.39	8.009
70.01 - 80.00	1,504	219,344,275.36	50.02	617	78.82	7.554
80.01 - 90.00	636	90,317,426.17	20.60	601	87.20	8.534
90.01 - 100.00	1,056	56,269,564.58	12.83	633	97.66	9.829
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%
* With respect to the loans secured by second liens, this table was calculated using the Combined Original Loan-to-Value ratio.
Minimum:	12.31%
Maximum:	100.00%
Weighted Average:	79.91%

Aggregate FICO Score

RANGE OF FICO SCORE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
490 - 509	106	$14,707,327.42	3.35%	504	70.14%	9.164%
510 - 529	209	31,380,701.80	7.16	518	73.30	9.115
530 - 549	204	25,125,513.45	5.73	540	76.25	9.015
550 - 569	268	34,792,335.61	7.93	559	78.40	8.722
570 - 589	472	49,925,204.48	11.39	581	80.89	8.421
590 - 609	701	70,165,379.43	16.00	599	82.47	8.078
610 - 629	489	54,566,739.95	12.44	619	82.30	7.870
630 - 649	392	46,708,858.03	10.65	640	81.04	7.719
650 - 669	353	43,849,151.58	10.00	658	80.00	7.542
670 - 689	195	26,759,056.92	6.10	679	81.23	7.498
690 - 709	125	16,137,729.87	3.68	699	81.96	7.445
710 - 729	61	8,065,210.50	1.84	718	82.21	7.404
730 - 749	60	9,011,410.67	2.06	739	77.93	7.261
750 - 799	44	6,258,851.95	1.43	770	81.06	7.224
800 >=	6	1,047,009.19	0.24	805	82.74	7.078
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Minimum:	500
Maximum:	807
Weighted Average:	611

Aggregate Loan Purpose

LOAN PURPOSE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Cash Out Refinance	1,686	$260,392,516.90	59.38%	600	76.79%	8.125%
Purchase	1,879	171,703,524.18	39.16	627	84.27	8.030
Rate/Term Refinance	120	6,404,439.77	1.46	610	89.43	9.775
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Aggregate Property Type

PROPERTY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
S/F Detached	2,881	$328,635,967.85	74.95%	608	80.09%	8.187%
PUD	425	57,793,602.77	13.18	621	81.05	7.853
2-4 Family Unit	172	28,431,202.71	6.48	613	75.56	7.834
Condominium	182	21,032,217.92	4.80	623	79.47	8.015
Townhouse	16	1,312,638.01	0.30	601	84.01	8.439
Rowhouse	7	1,068,317.36	0.24	642	82.56	8.148
Modular	2	226,534.23	0.05	628	73.82	7.272
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Aggregate States – Top 30

JURISDICTION	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
CA	188	$43,257,268.89	9.86%	617	75.12%	7.477%
FL	317	38,613,885.23	8.81	620	81.76	8.021
MA	138	28,496,057.39	6.50	619	76.97	7.896
TX	314	24,967,467.59	5.69	614	81.75	7.945
IL	197	23,848,544.00	5.44	614	81.08	7.746
NV	136	23,740,955.92	5.41	624	78.38	7.642
OH	300	22,509,525.76	5.13	595	83.00	8.581
NY	108	17,302,108.85	3.95	598	75.91	8.323
MD	93	15,646,390.28	3.57	604	79.88	7.998
VA	101	15,186,385.70	3.46	598	78.52	8.124
RI	81	14,403,721.87	3.28	620	78.33	8.078
AZ	109	14,046,113.35	3.20	612	83.12	8.221
MI	163	13,300,262.55	3.03	609	82.33	8.594
CT	79	10,755,977.02	2.45	619	74.33	8.357
CO	101	9,824,864.88	2.24	630	82.83	7.604
GA	96	9,640,657.29	2.20	619	83.26	8.058
ME	78	9,567,999.76	2.18	613	78.32	8.389
NH	66	9,277,402.86	2.12	629	77.54	7.880
NC	105	9,027,864.39	2.06	601	82.49	8.617
NJ	46	8,143,452.96	1.86	569	74.00	8.933
WA	63	7,764,380.06	1.77	622	79.20	7.906
MO	86	6,099,161.12	1.39	586	83.63	8.618
LA	78	5,883,846.54	1.34	611	82.70	7.964
MN	45	5,636,546.29	1.29	607	80.81	8.674
IN	75	5,336,309.37	1.22	602	84.54	8.441
PA	53	5,027,941.57	1.15	582	80.51	8.532
TN	49	4,838,766.66	1.10	602	85.87	8.703
AL	49	4,149,274.36	0.95	598	82.65	8.707
SC	50	3,922,566.23	0.89	594	84.07	9.018
DE	26	3,702,451.24	0.84	612	80.23	8.148
Other	295	24,582,330.87	5.61	601	83.34	8.751
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Aggregate Documentation Type

DOCUMENTATION TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Full Documentation	2,629	$279,749,895.78	63.80%	602	80.43%	8.069%
Stated Documentation	975	145,438,156.06	33.17	628	78.60	8.159
Alternate Documentation	81	13,312,429.01	3.04	600	83.13	8.518
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Aggregate Occupancy Type

OCCUPANCY TYPE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
Primary Home	3,524	$418,363,221.69	95.41%	610	80.10%	8.118%
Investment	131	15,746,563.97	3.59	634	74.94	8.037
Second Home	30	4,390,695.19	1.00	645	79.65	7.875
Total:	3,685	$438,500,480.85	100.00%	611	79.91%	8.112%

Aggregate Gross Margin*

RANGE OF GROSS MARGIN (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
0.501 - 1.000	1	$47,932.30	0.01%	556	75.00%	7.770%
1.001 - 1.500	1	280,000.00	0.07	712	80.00	6.370
3.501 - 4.000	1	180,000.00	0.05	631	66.67	5.200
4.001 - 4.500	22	4,203,332.82	1.11	663	74.15	5.852
4.501 - 5.000	106	21,783,196.97	5.74	670	76.04	6.189
5.001 - 5.500	226	45,430,042.16	11.98	638	77.57	6.568
5.501 - 6.000	340	56,318,760.93	14.85	630	77.90	7.007
6.001 - 6.500	396	61,179,638.53	16.13	624	78.36	7.474
6.501 - 7.000	386	55,504,570.01	14.64	606	79.22	7.937
7.001 - 7.500	283	38,332,101.94	10.11	587	79.24	8.439
7.501 - 8.000	261	31,739,208.98	8.37	571	81.76	8.926
8.001 - 8.500	198	22,790,858.66	6.01	570	81.11	9.439
8.501 - 9.000	198	23,214,244.06	6.12	550	79.57	9.991
9.001 - 9.500	119	15,425,187.08	4.07	547	81.41	10.518
9.501 - 10.000	20	2,410,882.74	0.64	552	79.17	10.865
10.001 >=	6	401,258.65	0.11	553	59.71	11.812
Total:	2,564	$379,241,215.83	100.00%	608	78.86%	7.911%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	11.197%
Weighted Average:	6.680%

Aggregate Initial Periodic Cap*

INITIAL PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	59	$8,545,297.51	2.25%	612	78.48%	8.273%
2.000	6	1,224,282.33	0.32	612	84.00	7.344
3.000	2,499	369,471,635.99	97.42	607	78.85	7.905
Total:	2,564	$379,241,215.83	100.00%	608	78.86%	7.911%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	3.000%
Weighted Average:	2.952%

Aggregate Periodic Cap*

PERIODIC CAP (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
1.000	2,553	$376,832,131.23	99.36%	608	78.84%	7.917%
2.000	11	2,409,084.60	0.64	608	81.15	6.969
Total:	2,564	$379,241,215.83	100.00%	608	78.86%	7.911%
* Adjustable-Rate Loans Only.
Minimum:	1.000%
Maximum:	2.000%
Weighted Average:	1.006%

Aggregate Maximum Rate*

RANGE OF MAXIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
11.001 - 11.500	4	$683,667.98	0.18%	652	74.44%	5.392%
11.501 - 12.000	50	9,507,373.24	2.51	664	77.12	5.856
12.001 - 12.500	172	35,625,404.61	9.39	658	76.57	6.276
12.501 - 13.000	328	58,604,992.61	15.45	633	77.54	6.795
13.001 - 13.500	350	57,717,043.23	15.22	629	77.86	7.274
13.501 - 14.000	446	66,394,132.62	17.51	611	78.81	7.769
14.001 - 14.500	287	38,743,748.09	10.22	596	80.27	8.266
14.501 - 15.000	277	35,213,674.78	9.29	577	79.94	8.739
15.001 - 15.500	200	23,386,948.05	6.17	573	82.43	9.221
15.501 - 16.000	212	24,788,902.14	6.54	554	79.72	9.753
16.001 - 16.500	155	17,785,789.57	4.69	552	80.75	10.244
16.501 - 17.000	76	10,243,831.26	2.70	546	80.28	10.688
17.001 - 17.500	2	233,790.16	0.06	537	79.25	11.177
17.501 - 18.000	3	231,359.80	0.06	550	47.01	11.767
18.001 - 18.500	2	80,557.69	0.02	583	84.84	12.410
Total:	2,564	$379,241,215.83	100.00%	608	78.86%	7.911%
* Adjustable-Rate Loans Only.
Minimum:	11.200%
Maximum:	18.447%
Weighted Average:	13.925%

Aggregate Minimum Rate (Floor)*

RANGE OF MINIMUM RATES (%)	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
<= 5.500	7	$1,145,903.15	0.30%	664	76.68%	5.965%
5.501 - 6.000	56	10,516,488.03	2.77	661	77.15	5.946
6.001 - 6.500	177	36,468,601.26	9.62	656	76.47	6.287
6.501 - 7.000	340	60,591,241.39	15.98	631	77.61	6.826
7.001 - 7.500	346	56,694,092.63	14.95	629	77.77	7.289
7.501 - 8.000	446	66,181,538.88	17.45	611	78.94	7.801
8.001 - 8.500	283	38,105,069.59	10.05	595	80.44	8.278
8.501 - 9.000	271	34,680,031.53	9.14	575	79.77	8.774
9.001 - 9.500	195	22,504,403.75	5.93	572	82.50	9.261
9.501 - 10.000	207	24,028,097.33	6.34	555	79.97	9.779
10.001 - 10.500	154	17,657,709.38	4.66	552	80.68	10.246
10.501 - 11.000	75	10,122,331.26	2.67	545	80.17	10.688
11.001 - 11.500	2	233,790.16	0.06	537	79.25	11.177
11.501 - 12.000	3	231,359.80	0.06	550	47.01	11.767
12.001 - 12.500	2	80,557.69	0.02	583	84.84	12.410
Total:	2,564	$379,241,215.83	100.00%	608	78.86%	7.911%
* Adjustable-Rate Loans Only.
Minimum:	3.370%
Maximum:	12.447%
Weighted Average:	7.896%

Aggregate Next Rate Adjustment Date*

NEXT RATE ADJUSTMENT DATE	MORTGAGE LOANS	PRINCIPAL BALANCE ($)	% OF CUT-OFF DATE PRINCIPAL BALANCE	WA FICO	WA LTV (%)	WA COUPON (%)
2007-02	1	$62,819.85	0.02%	611	90.00%	8.850%
2007-03	37	5,643,951.86	1.49	596	77.67	7.617
2007-04	146	21,842,355.22	5.76	608	79.25	7.782
2007-05	1,988	296,251,217.96	78.12	607	78.96	7.954
2007-06	303	40,002,086.70	10.55	596	79.36	8.020
2008-02	1	67,689.27	0.02	695	80.00	6.500
2008-03	1	260,000.00	0.07	611	78.79	6.700
2008-04	7	689,325.17	0.18	603	77.91	7.967
2008-05	65	11,891,347.75	3.14	639	75.61	7.199
2008-06	5	1,269,917.74	0.33	688	85.64	6.368
2010-05	10	1,260,504.31	0.33	693	62.50	6.527
Total:	2,564	$379,241,215.83	100.00%	608	78.86%	7.911%
* Adjustable-Rate Loans Only.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document.  Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities.  This information supersedes any prior versions of these materials.